
DULUTH
TRADING
CO

Investor Presentation
First Quarter 2020

June 5, 2020

Disclaimer

Forward-Looking Statements

This presentation dated June 5, 2020 includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Holdings Inc.'s (dba Duluth Trading Company) ("Duluth Trading" or the "Company") plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein are forward-looking statements, including its ability to execute on its growth strategies. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "budget," "goals," "potential," "continue," "design," "objective," "would" and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under Part 1, Item 1A "Risk Factors" in Duluth Trading's Annual Report on Form 10-K filed with the SEC on March 20, 2020, and other factors as may be periodically described in Duluth Trading's subsequent filings with the SEC. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws.

Non-GAAP Measurements

Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA). See Appendix Table "Reconciliation to Adjusted EBITDA," for a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items, such as stock-based compensation. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company's management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company's GAAP financial results and should be read in conjunction with those GAAP results.



Introduction to Duluth Trading Co.

Duluth Trading Co. at a Glance

- Workwear Heritage is the Foundation of our Authentic, Everyday Lifestyle Brand
- Long History of Product Innovation and Solution-Based Design




BLOW
off
STEAM
with
GEAR
meant to
VENT!
introducing the
BREEZESHOOTER COLLECTION

- Humorous and Distinctive Marketing
- Outstanding and Engaging Customer Experience





- Nationwide Omnichannel Presence with Controlled Distribution






OMNI



Investment Highlights

- Growing lifestyle brand with well-established direct business
- Multiple revenue growth opportunities
  - Build brand awareness to expand customer base
  - Expand retail presence with attractive unit economics
  - Grow women's business
  - Broaden men's assortment
- Strategic investments support long-term EBITDA margin expansion
- Strong balance sheet
- Seasoned and passionate management team with meaningful equity stake

Net Sales and Adjusted EBITDA

- Strong track record of 18% Net Sales and Adjusted EBITDA growth
- Strategic investments support long-term objectives



Net Sales
($ in millions)
FY14-19 CAGR = 18%
232
304
376
471
568
616
2014
2015
2016
2017
2018
2019



Adjusted EBITDA[1]
($ in millions)
FY14-19 CAGR = 12%
27
34
41
46
52
52
2014
2015
2016
2017
2018
2019

[1] Adjusted to reflect the add-back of stock compensation expense.



Growth Strategy

Growth Strategies

1
Build Brand Awareness

2
Expand Retail Presence

3
Grow Women's Business

4
Broaden Assortment in Select Men's Product Categories


UNDERWEAR
WORTH
OVERSHARING


FIRE HOSE
FLEX FIRE HOSE CARPENTER




WHEN IT'S YOU VS.
HYPOTHERMIA BLUE

DULUTH TRADING CO

Build Brand Awareness

- **Digital Advertising**
  - Paid-for search and banner ads
  - Social media (organic and sponsored)
  - Targeted emails
- **TV Advertising**
  - Strategically placed national ads
  - Memorable, humorous ads
- **Catalog**
  - Captivating storytelling
  - Product layouts
- **Local marketing**
  - Radio and cinema
  - In-store events


DULUTH TRADING
WHAT AVERAGE UNDERWEAR FEELS LIKE
GET BUCK NAKED FROM $16 EA.


DULUTH TRADING
20% OFF
BUCK NAKED UNDERWEAR
LIKE WEARING NOTHING AT ALL


2020
60+ STORES
Coast to Coast
DULUTH TRADING CO


WATCH OUR TV ADS


ALASKAN HARDGEAR


AMP YOUR AIRFLOW
BREEZESHOOTER SHIRT
DULUTH TRADING
BLOOMINGTON
98TH & LYNDALE


BUCK NAKED UNDERWEAR
NO PINCH
NO STINK
NO SWEAT

Expand Retail Presence

- Identified markets with ~100 potential store locations
  - Utilize direct segment data to determine markets with existing customer base
  - Focus on regions with demographic that aligns with target customer
  - Geographic diversity indicates significant white space opportunity

- Highly attractive unit economics
  - $450 net sales per selling square feet in Year 1
  - Average 4-wall margin in mid-20's percent
  - Average payback < 2 years

- Top 3 Markets: New York, California, Texas


Full Line
Outlet
Announced new stores



DULUTH TRADING CO

June 5, 2020

Stores Triple the Size of Markets and Revive Direct Growth Over Time

Total Sales in a store market grow up to 3X with the presence of retail

Direct sales growth accelerates in store markets 18 to 24 months after opening, as evidenced by the higher growth rates in older store markets

Average Increase in Total Sales in New Store Markets (2013 – 2019) (1)



Before Store
After Store
Markets Grew 3X



FY19 vs FY18 (2)
Direct Segment YOY Sales Growth Rate
1%
Sub-Segment "A"
- Markets with stores opened in 2018 and older
0%
Sub-Segment "B"
- Markets with stores opened in 2017 and older
4.9%
Sub-Segment "C"
- Markets with stores opened in 2016 and older
5.3%

(1) Represents combined retail and direct sales in the store market. Excludes shipping revenues.

(2) Excludes shipping revenues

Retail Stores Attract New, More Valuable Customers

Retail customers more likely to shop across channels, categories, and spend more

Multi-Channel Buyers


~2X Higher
Retail Buyer
Direct Segment Buyer

Multi-Category Buyers


~2X Higher
Retail Buyer
Direct Segment Buyer

Sales Per Customer


~19% Higher
Retail Buyer
Direct Segment Buyer


DULUTH TRADING
WOMEN'S GEAR
DULUTH TRADING

DULUTH TRADING CO

Note: Data based on internal 12-month active buyer file.

Grow Women's Business

- Net sales increased 17% in 2019
- Continued customer acquisition through marketing investments and retail presence
- Expand product offering to address more of her lifestyle
- Plus sizes grew to 10% of women's sales in Q1 2020



Net Sales
($ in millions)
FY14-19 CAGR = 25%
44
61
81
110
141
163
2014
2015
2016
2017
2018
2019



DULUTH TRADING CO

Broaden Assortments in Select Men's Categories

- Net sales increased 8% in 2019
- Extend core products through color, fabric and size
- Increase penetration in spring and transitional product (rain, mid-weight jackets, etc.)
- Continue to introduce products that expand occasions for wear
- Expansion of closet share in sub-brands
  - Duluth-Built Business Wear
  - Alaskan Hardgear brand


Hidden security pocket
Removable web belt
Cargo Pants
LIGHTWEIGHT YET TOUGH
5.6oz 100% nylon keeps you cool on hot days
CROUCH GUSSET
Lets you squat without compressing your cojones
QUICK-DRY
Nylon dries lightning fast after a dunking, wont ever feel like cotton
SUN PROTECTION
Built in UPF 40 tames fierce rays, keeps burns at bay
SWEAT-WICKING FABRIC
Powerfully pulls body moisture away, keeping you drier and cooler

DULUTH TRADING CO



Financial Review

Three Months Ended May 3, 2020

Net Sales


($ in millions)
Retail
Direct
$114.2
$65.7
$48.5
3.8%
$109.9
$86.5
$23.4
3 mos. 2019 (5/5/2019)
3 mos. 2020 (5/3/2020)

Gross Profit


($ in millions)
$60.9
14.1%
$52.3
3 mos. 2019 (5/5/2019)
3 mos. 2020 (5/3/2020)
Margin 53.3%
47.6%

Adjusted EBITDA[1]


($ in millions)
($4.4)
($11.6)
3 mos. 2019 (5/5/2019)
3 mos. 2020 5/3/2020)
Margin -3.9%
-10.5%

Net Income[2]


($ in millions)
($7.6)
($15.2)
3 mos. 2019 (5/5/2019)
3 mos. 2020 (5/3/2020)
Margin -6.7%
-13.8%

[1] Adjusted to reflect the add-back of stock compensation expense.
[2] Excludes net income attributable to noncontrolling interest.

DULUTH TRADING CO

Year Ended February 2, 2020

Net Sales


($ in millions)
Direct
Retail
$568.1
8.4%
$615.6
$218
$351
$265
$350
2018
(2/3/2019)
2019
(2/2/2020)

Gross Profit


($ in millions)
5.7.%
$328
$310
2018
(2/3/2019)
2019
(2/2/2020)
Margin
54.6%
53.3%

Adjusted EBITDA[1]


($ in millions)
$52
$52
2018
(2/3/2019)
2019
(2/2/2020)
Margin
9.1%
8.4%

Net Income[2]


($ in millions)
$23.2
$18.9
2018
(2/3/2019)
2019
(2/2/2020)
Margin
4.1%
3.1%

DULUTH TRADING CO

[1] Adjusted to reflect the add-back of stock compensation expense.
[2] Excludes net income attributable to noncontrolling interest.

Strong Balance Sheet and Liquidity(1)

($ in millions)		As of May 3, 2020
Cash	$	8.9
Debt:		
Line of Credit		35.0
Term Loan		49.8
Total Debt		84.8
Total Shareholders' Equity		160.9
Total Capitalization	**$**	**245.7**
Debt to Capital ratio		34.5%

Commentary

- $8.9 million of cash with $84.8 million of debt outstanding[1]
- $150.5 million credit facility ($80 million line of credit and $70.5 million of term loan capacity[2])

[1] Balances do not include TRI Holding, LLC, a variable interest entity that is consolidated for reporting purposes.
[2] On April 30, 2020, the Credit Agreement was amended to include an incremental DDTL of $20.5 million that is available to draw upon before March 31, 2021, and matures on April 29, 2021.

DULUTH TRADING CO



Appendix

Reconciliation to Adjusted EBITDA

($ in millions)	3 Months Ended May 3, 2020		3 Months Ended May 5, 2019	
Net loss	**$**	**(15.2)**	**$**	**(7.6)**
(+) Depreciation and amortization		6.7		4.4
(+) Interest expense		1.4		0.8
(+) Amortization of build-to-suit leases captital contribution		0.2		0.2
(-/+) Income tax benefit (expense)		5.1		2.7
EBITDA	**$**	**(12.0)**	**$**	**(4.9)**
(+) Stock based compensation		0.5		0.5
Adjusted EBITDA	**$**	**(11.6)**	**$**	**(4.4)**

Announced Store Openings

Location	Timing	Gross Sq Ft
Friendswood, TX	Opened March 7, 2019	16,026
Katy, TX	Opened March 8, 2019	16,000
Wichita, KS	Opened March 21, 2019	15,385
Spokane Valley, WA	Opened April 11, 2019	15,656
Jacksonville, FL	Opened May 2, 2019	14,557
Rogers, AR	Opened May 16, 2019	15,656
Danbury, CT	Opened May 23, 2019	9,792
Madison. AL	Opened June 6, 2019	15,656
Kennesaw, GA	Opened June 28, 2019	20,041
Round Rock, TX	Opened September 5, 2019	15,536
Hoover, AL	Opened September 26, 2019	15,656
Sandy, UT	Opened November 1, 2019	15,602
Bloomington, MN	Opened November 7, 2019	1,663
Franklin, TN	Opened November 14, 2019	11,940
Knoxville, TN	Opened November 15, 2019	15,385
Henrico, VA	Opened March 5, 2020	16,828
Springfield, OR	Q3 Fiscal 2020	20,388
Orland Park, IL	Q3 Fiscal 2020	10,000
Florence, KY	Q3 Fiscal 2020	11,441
Cherry Hill, NJ	Fiscal 2021	11,441